LOSS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Net loss:
NET LOSS ATTRIBUTABLE TO KAIXIN'S SHAREHOLDERS	$ (84,706)	$ (196,579)	$ (166)
Weighted average shares used in calculating net loss per share - Basic	200,167,152	114,416,353	74,035,502
Weighted average number of ordinary shares outstanding used in computing net loss per ordinary share - diluted shares retroactively adjusted for the reverse acquisition on June 25, 2021)	200,167,152	114,416,353	74,035,502
Net (loss) income per ordinary share attributable to Kaixin Auto Holdings' shareholders - basic:
Net loss per share - basic	$ (0.0004)	$ (1.7181)	$ (0.0022)
Net loss per share - diluted	$ (0.0004)	$ (1.7181)	$ (0.0022)
Dilutive security issued shares	0	0	0
Potential dilutive securities that were not included in the calculation of dilutive loss per share	167,151	167,151	0